Earnings/(loss) per share	12 Months Ended
Dec. 31, 2020
Earnings/(loss) per share
Earnings/(loss) per share

6. Earnings/(loss) per share

Basic earnings/(loss) per share amounts are calculated by dividing income/(loss) for the year net of tax attributable to ordinary equity holders of the parent by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings/(loss) per share amounts are calculated by dividing the net income/(loss) for the year net of tax attributable to ordinary equity holders of the parent adjusted for the effect of any potential share exercise by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following reflects the income and share data used in basic and diluted earnings/(loss) per share computations for the years ended December 31, 2020 and 2019:

	2020	2019
Income/(loss) for the year net of tax attributable to ordinary equity holders of the parent for basic earnings	668	(33,706)
Weighted average number of ordinary shares for basic and diluted earnings per share	20,000	20,000
Earnings/(loss) per share:
Earnings/(loss) attributable to ordinary equity holders of the parent, US$	33	(1,685)

The basic earnings/(loss) per share equals to the diluted earnings/(loss) per share as there were no dilutive instruments as at and for the years ended December 31, 2020 and 2019. The share options are not dilutive as the employees and non-employees receive the existing shares from the existing shareholders at zero strike price upon exercise of their options as opposed to acquiring newly issued shares.